Exhibit 99.8
                 Computational Materials and/or ABS Term Sheets

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                                                    Aggregate
Agency Conforming                     % of pool                        22.18%
Non Conforming                        % of pool                        77.82%
Prefunding (if any)                   % of pool                         0.00%
No of Loans                                                             4,487
Average Loan Size                                                    $151,676
WAC                                                                     7.64%
WA LTV                                                                 73.57%
% First Lien                                                          100.00%
% Owner Occ                                                            97.94%
% Purchase                                                             46.32%
% Cash out                                                             49.10%
% Full Doc                                                             66.41%
% Reduced/Limited Doc                                                   0.00%
% Stated Income                                                        33.59%
WA FICO                                                                   594
FICO Range                                          414 to 807
Floating Rate Mortgages               % of pool                        79.96%
Fixed Rate                            % of pool                        20.04%
LTVs > 80%                                                             10.74%
LTV s> 90%                                                              3.56%
IO Mortgages                          % of pool                        22.28%

LOAN SIZE
Loans < 100k                          % of pool                        17.31%
Loans < 75k                           % of pool                         0.00%
Loans > 350k                          % of pool                        22.63%
Loans > 500k                          % of pool                         9.27%
Loans > 750k                          % of pool                         1.94%
DTI

GEOGRAPHIC
California                                                             24.06%
North California                                                        8.10%
South California                                                       15.96%
New York                                                                3.20%
Illinois                                                                3.81%
Virginia                                                                2.75%
New Jersey                                                              2.81%
Florida                                                                 9.76%
Nevada                                                                  2.65%
Maryland
Georgia                                                                 2.66%
Single Prop                                                            73.74%
PUD                                                                    17.17%
2-4 Family                                                              3.28%

FICO
Unknown                                                                 0.00%
Fico < 600                                                             53.87%
Fico < 575                                                             35.20%
Fico < 550                                                             23.24%
Below 525                                                              11.55%
526 to 550                                                             11.57%
551 to 575                                                             12.14%
576 to 600                                                             18.93%
601 to 625                                                             18.93%
626 to 650                                                             13.62%
651 to 675                                                              7.05%
676 to 700                                                              3.30%
Above 700                                                               2.45%

Insurance                             any MI. plse provide summary      3.08%

DELINQUENCIES
30-59 day past

Excess spread